UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 3, 2019
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CLOUDERA, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001‑38069	26‑2922329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
395 Page Mill Road
Palo Alto, CA 94306
(Address of principal executive offices and zip code)
(650) 362‑0488
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On January 3, 2019, pursuant to the Agreement and Plan of Merger and Reorganization, dated as of October 3, 2018 (the “Merger Agreement”), by and among Cloudera, Inc., a Delaware corporation (“Cloudera”), Surf Merger Corporation, a Delaware corporation (“Merger Sub”) and Hortonworks, Inc., a Delaware corporation (“Hortonworks”), Merger Sub merged with and into Hortonworks, with Hortonworks continuing as the surviving corporation (the “Merger”). As a result of the Merger, Hortonworks became a wholly owned subsidiary of Cloudera.
As of the effective time of the Merger (the “Effective Time”), each share of the common stock of Hortonworks, par value $0.0001 per share (the “Hortonworks Common Stock”), that was outstanding immediately prior to the Effective Time was canceled and converted into the right to receive 1.305 (the “Exchange Ratio”) shares of the common stock, par value $0.00005 per share, of Cloudera (the “Cloudera Common Stock”). No fractional shares of Cloudera Common Stock were issued in the Merger, and holders of Hortonworks Common Stock are entitled to receive cash in lieu of any such fractional shares.
At the Effective Time, options to purchase shares of Hortonworks Common Stock outstanding immediately prior to the Effective Time (“Hortonworks Options”) were generally assumed by Cloudera and converted into an option to acquire that number of shares of Cloudera Common Stock (each, a “Cloudera Option”) equal to the product obtained by multiplying (x) the number of shares of Hortonworks Common Stock subject to such Hortonworks Option by (y) the Exchange Ratio, rounded down to the nearest whole share of Cloudera Common Stock. All Cloudera Options will be subject to the same terms and conditions (including as to vesting and exercisability) as applied to the Hortonworks Option immediately prior to the Effective Time; however, each Cloudera Option will have an exercise price per share equal to the quotient obtained by dividing (x) the per share exercise price of the Hortonworks Option by (y) the Exchange Ratio, rounded up to the nearest whole cent.
At the Effective Time, each Hortonworks restricted stock unit outstanding immediately prior to the Effective Time (each, a “Hortonworks RSU”) was assumed by Cloudera and converted into an award to receive that number of shares of Cloudera Common Stock (each a “Cloudera RSU”) equal to the product obtained by multiplying (x) the number of shares of Hortonworks Common Stock subject to such Hortonworks RSU by (y) the Exchange Ratio, rounded down to the nearest whole share of Cloudera Common Stock. All Cloudera RSUs will otherwise be subject to the same terms and conditions (including as to vesting and settlement) as applied to the respective Hortonworks RSU immediately prior to the Effective Time; however, each Hortonworks RSU that was granted with a purchase price other than par value will have a purchase price per share equal to the quotient obtained by dividing (x) the per share purchase price of Hortonworks Common Stock subject to such Hortonworks RSU by (y) the Exchange Ratio, rounded up to the nearest whole cent.
Prior to the Effective Time, Hortonworks took the appropriate action to provide that each Hortonworks performance stock unit (each a “Hortonworks PSU”) entitles the holder thereof to receive, immediately prior to the Effective Time and subject to the closing of the Merger, the number of shares of Hortonworks Common Stock underlying such Hortonworks PSU determined based on the greater of target performance or actual performance (measured through the Effective Time). Any shares of Hortonworks Common Stock so delivered in respect of Hortonworks PSUs were deemed to be issued and outstanding as of immediately prior to the Effective Time and subject to the treatment of Hortonworks Common Stock as described above.
The issuance of Cloudera Common Stock in connection with the Merger, as described above, was registered under the Securities Act of 1933, as amended, pursuant to Cloudera’s registration statement on Form S‑4 (File No. 333‑228155), filed with the Securities and Exchange Commission (the “Commission”) and declared effective on November 20, 2018.
The forgoing description of the transactions consummated pursuant to the Merger Agreement does not purport to be complete and is qualified by its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Cloudera’s Current Report on Form 8‑K filed with the Commission on October 3, 2018, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of Officers and Directors
Pursuant to the terms of the Merger Agreement, upon the Effective Time, Michael A. Olson and Steve J. Sordello resigned from the board of directors of Cloudera (the “Board”). In addition, upon the Effective Time, Priya Jain resigned from her position of Principal Accounting Officer at Cloudera and has moved to other duties at Cloudera.

(c)	Appointment of Officers
On January 2, 2019, the Board appointed Scott Reasoner as Cloudera’s Chief Accounting Officer, effective immediately following the Effective Time, to serve until his successor is duly appointed or until his earlier resignation, death or removal from office.
Scott Reasoner, age 46, Cloudera’s Chief Accounting Officer, previously served as Hortonworks’ Chief Accounting Officer, Corporate Controller and Principal Accounting Officer from July 2017 until the merger with Cloudera in January 2019. Mr. Reasoner served as Hortonworks’ Senior Vice President, Corporate Controller and Principal Accounting Officer from October 2016 to July 2017. Mr. Reasoner served as Hortonworks’ Vice President, Corporate Controller and Principal Accounting Officer from June 2015 to October 2016 and served as Hortonworks’ Vice President, Controller from June 2014 to June 2015. From October 2007 to September 2012, Mr. Reasoner served as Vice President, Corporate Controller at Quest Software, Inc., an enterprise software company. Commencing in September 2012, upon the acquisition of Quest Software, Inc. by Dell Inc., a computer manufacturer and technology company, Mr. Reasoner served as Executive Director and Controller of the Dell Software Group through December 2013. From January 2014 to June 2014, Mr. Reasoner served as Controller of Twilio, Inc., a cloud computing company. Mr. Reasoner holds a B.S. in business from California Polytechnic State University (Cal Poly) and an M.B.A. from the University of California, Irvine.
There are no arrangements or understandings between Mr. Reasoner and any other persons, pursuant to which he was appointed as Chief Accounting Officer, no family relationships among any of Cloudera’s directors or executive officers and Mr. Reasoner and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S‑K.
In connection with his designation as Cloudera’s Chief Accounting Officer, Mr. Reasoner’s annual base salary is $288,750 and Mr. Reasoner will participate in Cloudera’s Bonus Plan for Non‑Executives, under which he will have an individual bonus target of 35% of his annual base salary. Mr. Reasoner also entered into a Severance and Change in Control Agreement, substantially in the form of Cloudera’s standard form, on January 3, 2019. The form of Severance and Change in Control Agreement was filed as Exhibit 10.21 to Cloudera’s Annual Report on Form 10‑K, as filed with the Commission on April 4, 2018, and incorporated by reference herein. In addition, it is expected that Mr. Reasoner will enter into Cloudera’s standard form of indemnification agreement. The form of indemnification agreement was filed as Exhibit 10.01 to Cloudera’s Registration Statement on Form S‑1 (No. 333‑217071), as filed with the Commission on March 31, 2017 and incorporated by reference herein.

(d)	Appointment of Directors
Pursuant to the terms of the Merger Agreement, and effective immediately following the Effective Time, Robert Bearden, Paul Cormier, Peter Fenton, and Kevin Klausmeyer, each a Hortonworks director prior to the Merger, were elected to the Board to serve until their successors have been duly elected and qualified.
New Director Biographies
Robert Bearden co-founded Hortonworks. He has served as Hortonworks’ Chief Executive Officer since February 2012, as well as from April 2011 to June 2011, and has served as Hortonworks' President since June 2018. He has served as a member of the Hortonworks board since April 2011. From August 2009 to April 2011, Mr. Bearden served as an Entrepreneur in Residence at Benchmark Capital, a venture capital firm. From March 2008 to August 2009, Mr. Bearden served as President and Chief Operating Officer of SpringSource Inc., a provider of open source software solutions that was acquired by VMware,

Inc. Mr. Bearden holds a B.S. in marketing from Jacksonville State University. Mr. Bearden was appointed to the Board in compliance with the Merger Agreement as a former director of Hortonworks, which became a subsidiary of Cloudera pursuant to the Merger. Mr. Bearden is qualified to serve as a member of the Board because of his operational and historical expertise gained as President and Chief Executive Officer at Hortonworks, and as a senior executive at other technology companies as well as his deep knowledge of the technology industry, specifically the enterprise data industry.
Paul Cormier has served on the Hortonworks board since October 2011. Mr. Cormier has served as President, Products and Technologies of Red Hat, Inc., a provider of open source software solutions, since April 2008 and served as Executive Vice President, Engineering from May 2001 to April 2008. From March 1999 to May 2001, Mr. Cormier served as Senior Vice President, Research and Development at BindView Development Corporation, a network management software company. From June 1998 to March 1999, Mr. Cormier served as Chief Technology Officer for Netect Internet Software Company, a network security vendor. From January 1996 to June 1998, Mr. Cormier first served as Director of Engineering, Internet Security and Collaboration Products and then as Senior Director of Software Product Development, Internet Security Products for AltaVista Internet Software, a web portal and internet services company. Mr. Cormier served on the board of directors of SolarWinds, Inc., an IT management software provider, from July 2014 until its acquisition by Silver Lake Partners and Thoma Bravo, LLC in February 2016. Mr. Cormier holds a B.S. in business administration from Fitchburg State College and an M.S. in software development and management from the Rochester Institute of Technology. Mr. Cormier was appointed to the Board in compliance with the Merger Agreement as a former director of Hortonworks, which became a subsidiary of Cloudera pursuant to the Merger. Mr. Cormier is qualified to serve as a member of the Board because of his significant operational expertise gained as a senior executive at leading technology companies as well as his knowledge of the technology industry generally and of open source solutions specifically.
Peter Fenton has served as a member of the Hortonworks board since July 2011. Since September 2006, Mr. Fenton has served as a General Partner of Benchmark Capital, a venture capital firm. From October 1999 to May 2006, Mr. Fenton served as a Managing Partner at Accel Partners, a venture capital firm. Mr. Fenton currently serves on the boards of directors of New Relic, Inc., a software analytics company, where he serves as Chair of the board of directors, Yelp Inc., a local directory and user review service, and Zuora, Inc., a provider of cloud subscription services. From February 2009 to May 2017, Mr. Fenton served on the board of directors of Twitter, Inc., a social networking service, and from July 2009 to October 2017, he served on the board of directors of Zendesk, Inc., a software development company that provides a software-as-a-service customer service platform. Mr. Fenton holds a B.A. in philosophy and an M.B.A. from Stanford University. Mr. Fenton was appointed to the Board in compliance with the Merger Agreement as a former director of Hortonworks, which became a subsidiary of Cloudera pursuant to the Merger. Mr. Fenton is qualified to serve as a member of the Board because of his extensive experience in the venture capital industry, his in-depth knowledge of the technology sector and his service on the boards of directors of a range of public and private companies.
Kevin Klausmeyer has served on the Hortonworks board since August 2014. From April 2013 to October 2013, Mr. Klausmeyer served on the board of directors of Sourcefire, Inc., a provider of network security solutions (acquired by Cisco Systems, Inc.). From July 2003 to September 2012, Mr. Klausmeyer served on the board of directors of Quest Software, Inc., a software company that was acquired by Dell Inc. From July 2006 to February 2011, Mr. Klausmeyer served as the Chief Financial Officer of The Planet, Inc., a pioneer in the infrastructure-as-a-service market, which was acquired by SoftLayer Technologies, Inc., which was acquired by IBM. Mr. Klausmeyer served on the board of directors of Callidus Software Inc., a provider of software-as-a-service sales and marketing automation solutions, from April 2013 until its acquisition by SAP SE in April 2018. Mr. Klausmeyer holds a B.B.A. in accounting from the University of Texas. Mr. Klausmeyer was appointed to the Board in compliance with the Merger Agreement as a former director of Hortonworks, which became a subsidiary of Cloudera pursuant to the Merger. Mr. Klausmeyer is qualified to serve as a member of the Board because of his financial, accounting, operational and industry expertise derived from his prior experience as an executive and director for public and private technology companies.
New Board Classification
Effective immediately following the Effective Time, the Board were divided into three classes of directors that would serve staggered three‑year terms as follows:

•	Class I (terms expires at Fiscal Year 2022 annual meeting of stockholders): Kevin Klausmeyer, Thomas Reilly, and Michael A. Stankey;

•	Class II (term expires at Fiscal Year 2020 annual meeting of stockholders): Martin Cole, Peter Fenton, and Rosemary Schooler; and

•	Class III (term expires at Fiscal Year 2021 annual meeting of stockholders): Robert Bearden, Paul Cormier, and Kimberly L. Hammonds.
New Committee Members and Chairs
In addition, effective immediately following the Effective Time, Martin Cole was appointed as the non‑executive Chairman of the Board and the following directors were appointed to serve on the respective committees of the Board as follows:

•	Audit Committee: Kevin Klausmeyer (Chair), Peter Fenton, and Michael A. Stankey;

•	Compensation Committee: Michael A. Stankey (Chair), Martin Cole, and Paul Cormier;

•	Nominating and Governance Committee: Kimberly L. Hammonds (Chair), Martin Cole, and Kevin Klausmeyer; and

•	Mergers & Acquisitions Committee: Peter Fenton (Chair), Kimberly L. Hammonds, and Paul Cormier.
New Director Compensation
Messrs. Cormier, Fenton and Klausmeyer will each participate in Cloudera’s non‑employee director compensation program pursuant to which Cloudera’s independent non‑employee directors receive annual cash compensation for board and committee membership as well as Cloudera RSUs both upon appointment to the Board and on an annual basis (the “Program”), provided, however, that Messrs. Cormier, Fenton and Klausmeyer (i) will not be entitled to receive an initial grant of Cloudera RSUs otherwise granted to newly appointed Cloudera directors pursuant to the Program; and (ii) will receive annual equity grants pursuant to the Program, subject to downward adjustment for such directors in light of any director compensation received by such directors at Hortonworks in the year of closing of the Merger. It is expected that following the Merger, Cloudera’s compensation committee will determine if Mr. Bearden is eligible for compensation under the Program.
In addition, it is expected that Messrs. Bearden, Cormier, Fenton and Klausmeyer each will enter into Cloudera’s standard form of indemnification agreement. The form of indemnification agreement was filed as Exhibit 10.01 to Cloudera’s Registration Statement on Form S‑1 (No. 333‑217071), as filed with the Commission on March 31, 2017 and incorporated by reference herein.
New Director Relationships
There are also no family relationships between Messrs. Bearden, Cormier, Fenton and Klausmeyer and any director or executive officer of Cloudera, and none has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S‑K.

Item 8.01.	Other Events.
On January 3, 2019, Cloudera issued a press release announcing the consummation of the Merger. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
The financial statements of Hortonworks required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.
The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Cloudera, Inc., dated January 3, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2019	CLOUDERA, INC.

	By:	/s/ David Middler
	Name:	David Middler
	Title:	Chief Legal Officer